UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K/A

                             AMENDED CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005 (May 24, 2005)

                        Reliant Home Warranty Corporation
                          -----------------------------

    FLORIDA                     000-29827                       65-065668
---------------         ------------------------         -----------------------
(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                        200 Yorkland Boulevard, Suite 700
                            Toronto, Ontario M2J 5C1
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 416-445-9500
                                Fax: 416-445-3993
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                          Registrant's former address:




ITEM 9 (9.01) - FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements in relation to the acquisition by Reliant Home Warranty Corporation (the "Corporation") of 1604494 Ontario Inc (1604494
Inc)required by this item in relation to the Current Report on Form 8-K filed with the SEC on March 28, 2005 are attached hereto as Exhibit 99.1:

     a) audited financial statements of 1604494 Inc for the financial year end December 31, 2004 together with the auditors report thereon;

     b) pro-forma consolidated financial statements of Reliant Home Warranty Corporation as of March 24, 2005 after giving effect to the acquisition of 1604494 Ontario Inc

Attached hereto as Exhibit 99.2 is the certification of Kevin Hamilton, Chief Executive Officer of the Corporation pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.3is the certification of Val Guilis Chief Financial Officer of the Corporation pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RELIANT HOME WARRANTY CORPORATION
                                             (Registrant)



                                             /s/ Kevin Hamilton
                                             -----------------------------------
Dated:  May 24, 2005                         Kevin Hamilton
                                             Chief Executive Officer



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